CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***]

FIRST AMENDMENT TO THE LICENSE AGREEMENT

THIS FIRST AMENDMENT TO THE LICENSE AGREEMENT (this “First Amendment”) is made as of April 3rd , 2025 (“First Amendment Effective Date”), by and between Verastem, Inc., a corporation organized and existing under the laws of Delaware with offices at 117 Kendrick Street, Suite 500, Needham, MA 02494 (“LICENSEE”) and Pfizer Inc., a corporation organized and existing under the laws of Delaware located at 66 Hudson Blvd East, New York, NY 10001 (“PFIZER”); each of LICENSEE and PFIZER individually, a “Party”, and collectively, the “Parties”. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement (as defined below).

WHEREAS, PFIZER and LICENSEE entered into that certain License Agreement, dated as of July 11, 2012 (the “License Agreement”);

WHEREAS, LICENSEE and PFIZER have agreed to amend the regulatory milestones in the License Agreement, as set forth below;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereby agree as follows:

1.	Amendments

Section 5.1.3(b) of the License Agreement is hereby deleted in its entirety and replaced with the following:

REGULATORY MILESTONES	MILESTONE PAYMENT
Approval of the first NDA for a Product in the US	$7,500,000
One year anniversary of the approval of the first NDA for a Product in the US	$8,000,000
Approval of the first MAA for a Product in the EU or any country in the EU	[***]
Approval of the first NDA for a Product in Japan	[***]

The payments described in this Section 5.1.3(b) shall be due and payable within sixty (60) days after achievement of the relevant regulatory milestones described above.

2.	Miscellaneous
(a)The Parties acknowledge and agree that this First Amendment meets the requirements set forth in Section 17.5 (Waivers and Amendments) of the License Agreement.
(b)Effect of Amendment. Except as specifically set forth in this First Amendment, the License Agreement and its terms, covenants and conditions remain in full force and effect. The License Agreement shall, together with this First Amendment, be read and construed as a single agreement.
(c)Governing Provisions. This First Amendment shall be governed and interpreted in accordance with the terms of the License Agreement, mutatis mutandis.
(d)Counterparts. This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. Federal Electronic Signatures In Global And National Commerce (ESIGN) Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the Parties have duly executed this First Amendment, effective as of the First Amendment Effective Date.

VERASTEM, INC

By: /s/ Daniel Paterson

Name: Daniel Paterson

Title: President & Chief Executive Officer

PFIZER INC.

By: /s/ Kate Skrable

Name: Kate Skrable

Title: VP, Head of Strategic Partnerships